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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 18, 1999
               (Date of earliest event reported: August 16, 1999)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in the charter)


               Delaware                           1-9971                        91-141384
           (State of other               (Commission File Number)            (I.R.S. Employer
           jurisdiction of                                                   Identification No.)
            incorporation)
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                          5051 Westheimer, Suite 1400,
                              Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 624-9500


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Item 5.  Other Events

                  In connection with the Combination Agreement entered into on August 16, 1999 by Burlington Resources Inc. ("BR") and Poco Petroleums, Ltd.
("Poco"), certain joint analyst presentations being given by BR and Poco are attached as exhibits hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

       (c)        Exhibits

         99.1        Analyst Presentation (United States)

         99.2        Analyst Presentation (Canada)


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BURLINGTON RESOURCES INC.


By:    /s/ Frederick J. Plaeger II


Dated: August 19, 1999

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                                  EXHIBIT INDEX

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       Exhibit Number                      Description
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
            99.1               Analyst Presentation (United States)

            99.2               Analyst Presentation (Canada)
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